UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




                            October 31, 2001
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(Date of earliest event reported)


                          Banknorth Group, Inc.
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(Exact name of registrant as specified in its charter)


Maine                               0-16947                 01-0437984
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(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                      Identification No.)


P.O. Box 9540, Two Portland Square, Portland,                04112-9540
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(Address of principal executive offices)                     (Zip Code)




                            (207) 761-8500
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(Registrant's telephone number, including area code)




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(Former name, former address and former fiscal year, if changed since last report)



Item 5.   Other Events.

     As of the end of the day on October 31, 2001, following receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of Andover Bancorp, Inc. ("Andover") pursuant to an Agreement and Plan of Merger, dated as of June 11, 2001, between Banknorth and Andover. The acquisition was effected by means of the merger of Andover with and into Banknorth (the "Merger"). Upon consummation of the Merger, each share of common stock, $0.10 par value per share, of Andover outstanding immediately prior thereto was converted into the right to receive 2.27 shares of common stock, $0.01 par value per share, of Banknorth, and accompanying rights under Banknorth's Shareholder Rights Plan.

     As of the end of the day on October 31, 2001, following receipt of all required regulatory and stockholder approvals, Banknorth also completed the acquisition of MetroWest Bank ("MetroWest") pursuant to an Amended and Restated Agreement and Plan of Reorganization, dated as of June 11, 2001 and amended, redesignated and restated on July 25, 2001 (as of June 11, 2001), between Banknorth and MetroWest. The acquisition was effected by a series of transactions which resulted in the combination of MetroWest with and into First Massachusetts Bank, National Association, a wholly-owned subsidiary of Banknorth (the "Acquisition"). Upon consummation of the Acquisition, each share of common stock, $0.10 par value per share, of MetroWest outstanding immediately prior thereto was converted into the right to receive $11.50, without interest.

     In connection with the acquisition of Andover, Irving E.
Rogers III was elected as a director of Banknorth, and in connection with the acquisition of MetroWest, Allen M. Glick was elected as a director of Banknorth.

     For additional information relating to the acquisitions of Andover and MetroWest, reference is made to the press release of Banknorth included as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit 2.1    Agreement and Plan of Merger, dated as
                         of June 11, 2001, between Banknorth and
                         Andover (1)

          Exhibit 2.2    Amended and Restated Agreement and Plan
                         of Reorganization, dated as of June 11,
                         2001 and amended, redesignated and
                         restated on July 25, 2001 (as of June 11,



                         2001), between Banknorth and MetroWest (2)

          Exhibit 10.1   Noncompetition Agreement, dated as of
                         October 31, 2001, between Banknorth and
                         Gerald T. Mulligan (3)

          Exhibit 99.1   Press Release, dated October 26, 2001

________

     (1)  Incorporated by reference to the Current Report on Form
8-K filed by Banknorth with the SEC on June 13, 2001, as well as to Annex I to the Prospectus/Proxy Statement contained in the Registration Statement on Form S-4 (No 333-66288) filed by
Banknorth with the SEC on July 30, 2001.

     (2)  Incorporated by reference to the Current Report on Form
8-K filed by Banknorth with the SEC on July 25, 2001.

     (3) Incorporated by reference to Exhibit 10 to the Registration Statement on Form S-4 (No. 333-66288) filed by the
Company with the SEC on July 30, 2001.



















                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         BANKNORTH GROUP, INC.


                         By:  /s/ Peter J. Verrill
                         ----------------------------------------
                         Name: Peter J. Verrill
                         Title:   Executive Vice President, Chief
                                   Operating Officer, Chief Financial
                                   Officer and Treasurer

Date:     November 1, 2001